AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT

This AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "***IP Security Agreement***") effective as of October 9, 2008, is made by and among GROEN BROTHERS AVIATION, INC., a Utah corporation (the "***Company***"), GROEN BROTHERS AVIATION USA, INC., a Utah corporation (the "***Subsidiary***"), and their respective successors and assigns (collectively, the "***Grantors***") in favor of the Lenders on the signature page hereto and their successors and assigns (the "***Lenders***").

WHEREAS, the Company has entered into a Note Purchase Agreement dated as of October 9, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "***Purchase Agreement***"), with the Lenders. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein as defined in the Purchase Agreement.

WHEREAS, as a condition precedent of the Lenders entering into the Purchase Agreement and the purchase of Notes thereunder, the Company has executed and delivered, and the Subsidiary has executed a joinder to, that certain Security Agreement dated as of October 9, 2008 made by the Company to the Lenders (as amended, amended and restated, supplemented or otherwise modified from time to time, the "***Security Agreement***").

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Lenders, a security interest in, among other property, all intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Lenders a security interest in all of such Grantor's right, title and interest in and to the following, except to the extent any applicable law, regulation (including without limitation the Defense Production Act and International Traffic in Arms Regulations) or agreement with a domain name registrar prohibits the creation of a security interest therein or would otherwise invalidate any Grantor's right, title or interest therein (the "***Collateral***"):

(i) the patents and patent applications set forth in Schedule A hereto (the "***Patents***");

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the "***Trademarks***");

(iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the "***Copyrights***");

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all obligations of such Grantor now or hereafter existing under or in respect of the Notes, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise, subject to those exceptions expressly set forth in the Security Agreement.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Lenders with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signatures appear on following page]

The parties have executed this Amended and Restated Intellectual Property Security Agreement effective as of the date first written above.

GRANTORS:

GROEN BROTHERS AVIATION, INC.

By: ______________________________

Name: David Groen
Its: President & CEO

Address:

2640 West California Avenue, Suite A
Salt Lake City, Utah 84104
ATT: David Groen
Fax: (801) 973-4027

GROEN BROTHERS AVIATION USA, INC.

By: ______________________________

Name:
Its:

Address:

2640 West California Avenue, Suite A
Salt Lake City, Utah 84104
ATT: David Groen
Fax: (801) 973-4027

LENDERS:

WESTFORD SPECIAL SITUATIONS MASTER FUND, L.P.

By: Westford Global Asset Management Ltd.
Its: General Partner

By: ______________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux, CH-1820, Switzerland fax:
Facsimile: +41 21 966 79 22

EPSILON GLOBAL MASTER FUND LP

By: Epsilon Global Asset Management Ltd..
Its: General Partner

By: ______________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux, CH-1820, Switzerland fax:
Facsimile: +41 21 966 79 22

Schedule A

Patents

Title	Patent No. / Issue Date
Dual-Control Stick for Autogyro Aircraft	6,347,770 / February 19, 2002
Autogyro Aircraft	5,304,036 / April 19, 1994
Autogyro Aircraft	5,301,900 / April 12, 1994
Autogyro Aircraft	5,544,844 / August 13, 1996

Schedule B

Trademarks

Mark	Serial Number
HOMELAND DEFENDER	78102032

Schedule C

Copyrights

None.

AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT

This AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "***IP Security Agreement***") effective as of October 9, 2008, is made by and among GROEN BROTHERS AVIATION, INC., a Utah corporation (the "***Company***"), GROEN BROTHERS AVIATION USA, INC., a Utah corporation (the "***Subsidiary***"), and their respective successors and assigns (collectively, the "***Grantors***") in favor of the Lenders on the signature page hereto and their successors and assigns (the "***Lenders***").

WHEREAS, the Company has entered into a Note Purchase Agreement dated as of October 9, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "***Purchase Agreement***"), with the Lenders. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein as defined in the Purchase Agreement.

WHEREAS, as a condition precedent of the Lenders entering into the Purchase Agreement and the purchase of Notes thereunder, the Company has executed and delivered, and the Subsidiary has executed a joinder to, that certain Security Agreement dated as of October 9, 2008 made by the Company to the Lenders (as amended, amended and restated, supplemented or otherwise modified from time to time, the "***Security Agreement***").

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Lenders, a security interest in, among other property, all intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. <u>Grant of Security</u>. Each Grantor hereby grants to the Lenders a security interest in all of such Grantor's right, title and interest in and to the following, except to the extent any applicable law, regulation (including without limitation the Defense Production Act and International Traffic in Arms Regulations) or agreement with a domain name registrar prohibits the creation of a security interest therein or would otherwise invalidate any Grantor's right, title or interest therein (the "***Collateral***"):

(i) the patents and patent applications set forth in <u>Schedule A</u> hereto (the "***Patents***");

(ii) the trademark and service mark registrations and applications set forth in <u>Schedule B</u> hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the "***Trademarks***");

(iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the "***Copyrights***");

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all obligations of such Grantor now or hereafter existing under or in respect of the Notes, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise, subject to those exceptions expressly set forth in the Security Agreement.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Lenders with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signatures appear on following page]

The parties have executed this Amended and Restated Intellectual Property Security Agreement effective as of the date first written above.

GRANTORS:

GROEN BROTHERS AVIATION, INC.

By: ______________________

Name: David Groen
Its: President & CEO

Address:

2640 West California Avenue, Suite A
Salt Lake City, Utah 84104
ATT: David Groen
Fax: (801) 973-4027

GROEN BROTHERS AVIATION USA, INC.

By: ______________________

Name:
Its:

Address:

2640 West California Avenue, Suite A
Salt Lake City, Utah 84104
ATT: David Groen
Fax: (801) 973-4027

LENDERS:

CAPITAL STRATEGIES FUND, LTD.

By: Westford Global Asset Management Ltd.
Its: Investment Manager

By: ____________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux, CH-1820, Switzerland fax:
Facsimile: +41 21 966 79 22

Schedule A

Patents

Title	Patent No. / Issue Date
Dual-Control Stick for Autogyro Aircraft	6,347,770 / February 19, 2002
Autogyro Aircraft	5,304,036 / April 19, 1994
Autogyro Aircraft	5,301,900 / April 12, 1994
Autogyro Aircraft	5,544,844 / August 13, 1996

Schedule B

Trademarks

Mark	Serial Number
HOMELAND DEFENDER	78102032

Schedule C

Copyrights

None.